SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement  |_|   Confidential, for Use of
                                         the Commission Only (as
                                         permitted by Rule
                                         14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional
Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                   ANCHOR STRAGEGIC ASSETS TRUST
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         (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the
                            Registrant)
Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.

|_|   $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:



      (2) Aggregate number of securities to which transaction applies:



      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



      (4)  Proposed maximum aggregate value of transaction:

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                   ANCHOR STRATEGIC ASSETS TRUST
                   579 Pleasant Street, Suite 4
                    Paxton, Massachusetts 01612
                          (508) 831-1171
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             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD JUNE 22, 1998

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To The Shareholders of Anchor Strategic Assets Trust:

           Notice is hereby given that a Special Meeting of the Shareholders of Anchor Strategic Assets Trust (the "Trust") will be held at Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts 01608 on June 22, 1998, at 12:05 p.m., or any adjournment thereof, for the following purposes:

           (a) To elect two new members of the Board of Trustees ("Proposal No. 1");

           (b) To consider and act upon a proposal to approve new Investment Advisory and Administration Contracts between the Trust and its current Investment Adviser, Anchor Investment Management Corporation ("Anchor"), which are substantially identical to the Trust's existing Investment Advisory Contract with the Investment Adviser except that the Investment Adviser's purely administrative functions under the Trust's existing Investment Advisory Contract will be performed by the Investment Adviser or its related assignees under a separate Administration Contract. ("Proposal No. 2")

           (c) To ratify the selection of Livingston & Haynes, P.C. as independent accountants for the Trust for its fiscal year ending December 31, 1998 ("Proposal No. 3");

           (d) To transact such other business as may properly come before the meeting, or any adjournments thereof.

           If  any  of  such   Proposals   are  not   approved  by  the  Trust's
shareholders, the Trust will not consummate the transactions contemplated in such unapproved Proposal, and each such Proposal shall be deemed disapproved. Shareholders of record at the close of business on May 22, 1998 are entitled to vote at the meeting and at any adjournment thereof. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy, how you wish your shares to be voted. The Board of Trustees of the Trust, a majority of which is independent from the Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, has unanimously approved each Proposal and recommends that you vote FOR each proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.
                                          By Order of the  Board of
                                          Trustees,
                                       /s/ DAVID W.C. PUTNAM
                                       David W.C. Putnam, Secretary
                                                       May 29, 1998

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Shareholders  who do not expect to attend the meeting are  requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                   ANCHOR STRATEGIC ASSETS TRUST
                   579 Pleasant Street, Suite 4
                    Paxton, Massachusetts 01612
                          (508) 831-1171

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                          PROXY STATEMENT

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                      Meeting of Shareholders
                     To Be Held June 22, 1998

                      I N T R O D U C T I O N

This statement is furnished to the shareholders of Anchor Strategic Assets Trust (the "Trust") in connection with the solicitation by, and on behalf of, the Trust's Board of Trustees or proxies to be used at a meeting (the "Meeting") to be held at Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts 01608 on June 22, 1998, at 12:05 p.m., or any adjournment thereof. It is expected that the mailing of this proxy statement and form of proxy will be made on or about June 1, 1998.

The enclosed proxy, if properly executed and returned, will be voted (or withheld from voting) in accordance with the choices specified therein. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal. The proxy may be revoked at any time prior to the voting by (1) writing to the Secretary of the Trust at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of preparation and distribution of these proxy materials is an expense of the Trust. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Trust's Investment Adviser, Anchor
Investment Management Corporation (the "Investment Adviser"), personally or by telephone or telegraph. Any expenses so incurred will also be borne by the Trust. Brokers, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Trust for their out-of-pocket expenses.

The Trust's most recent annual and semi-annual reports are available upon request without charge from the Secretary of the Trust at the address and telephone number noted above.

Shares Outstanding and Entitled to Vote. As of May 22, 1998, the record date, there were 1,272,028 shares of the Trust issued and outstanding. All shares of the Trust have equal voting rights, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. Each Trustee and 5% shareholder named, and all Trustees and officers as a group, have sole voting power and sole investment power with respect to the shares shown. Information with respect to beneficial ownership by such shareholders is based upon information furnished by each shareholder. As of March 31, 1998, the number of shares beneficially owned by each 5% shareholder, Trustee and of the Trustees and officers as a group was as follows:

     Trustees and Officers        Number of      % of Outstanding
                                    Shares            Shares
David W. C. Putnam (1)                  0                *
Spencer H. LeMenager (1)                0                *
David Y. Williams (1)(2)                0                *
J. Stephen Putnam (1)                   0                *

Wendel & Co.                      711,645              59.51
Merrill Lynch                     472,661              39.53
All Trustees and Officers                                *
   as a group
* An asterisk indicates that such shareholder is beneficial owner of less than 1% of the Trust's shares.

(1) The address of each Trustee, officer and 5% shareholder is c/o Christopher Williams, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

(2) Interested person as defined in the Investment Company Act of 1940, as amended, because of his affiliation with the Trust's Investment Adviser and Distributor.


                       ELECTION OF TRUSTEES
                         (Proposal No. 1)

At the meeting two trustees are to be elected, with each such trustee to hold office for an indefinite term or until his successor is elected and qualified. In December 1995, Edward Sullivan, a trustee of the Trust, died. In February 1996, the Board appointed Maurice A. Donahue, one of the nominees listed below, to replace Mr. Sullivan as a Trustee. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies "FOR" the election of the nominee listed below. Neither of the nominees listed below is an "interested person" of the Trust or the Investment Adviser, as defined in the Investment Company Act of 1940 (the "Act"). Certain information concerning such nominees follows, including each nominee's business experience during at least the past five years:

                                                       Shares of
                                                    Common Stock of
Name and Address            Principal Occupations        Trust
   of Trustee       Age      During Past 5 Years      Beneficially
     Nominee                                        Owned  June 1,1998

Ernest Butler,      70    President, I.E. Butler           0
Jr.                       Securities, Inc. since
                             February, 1998; Former
                            Senior Vice President of
                                 Stephens, Inc.,
                                    1982-1998

Maurice A.          80    Director, Institute for          0
Donahue                   Governmental Services
                              and Walsh-Saltonstall
                             Professor of Practical
                          Politics, University of
                          Massachusetts,
                          1971-present; Trustee,
                          Anchor Strategic Assets
                          Trust, March 1996 to
                          present; Former Member
                          and President,
                          Massachusetts Senate

                          Mr. Donahue is also a
                          trustee of each of the other investment companies registered under the Act which are managed by the Investment Adviser.


The Trust's Board of Trustees has an Audit Committee which is responsible for reviewing financial and accounting matters and which met once in 1997. The current members of the Audit Committee are Messrs. Spencer H. LeManager and Maurice A. Donahue. The Trust does not have a nominating or compensation committee. There were four meetings of the Board of Trustees in 1997, at least 75% of which were attended by current Trustee and nominee Maurice A. Donahue.

The above nominees have consented to being named in this proxy statement and to serve if elected, and are not expected to become unavailable for election. However, should this occur, the proxies will be voted "FOR" such person, if any, as shall be designated by the Trustees and replace any such nominee.

The Trust pays each of the Trustees who are not "interested persons" as defined in the Act a fee of $300 for each meeting of the Board of Trustees, subject to a maximum of $1,200 per year, and reimburses them for their out-of-pocket expenses for attendance at such meetings. In 1997, the Trust paid an aggregate of $1000.02 in Trustee's fees and expenses as follows: David W. C. Putnam, $333.34; Spencer H. LeManager, $333.34; Maurice A. Donahue, $333.34.

There have been no purchases or sales of securities of the Investment Adviser or any parents or subsidiaries thereof since the beginning of the Trust's most recently completed fiscal year by any trustee or nominee for election as a trustee of the Trust.

Each Trustee serves in total as a trustee of 5 registered investment companies (the "Trusts") managed by the Investment Advisor ("Fund Complex"). Each Trust pays each Trustee, who is not a director, officer or employee of the Investment Adviser, or any affiliated company, a meeting fee for each Board or committee meeting attended by such Board Member and reimburses travel and other out-of-pocket expenses incurred in connection with attending such meetings. The table below summarizes the compensation of the Trust's Board members for the fiscal year ended December 31, 1997 for the Trusts. The table also provides the total compensation of the Board Members by the Fund complex for the 1997 calendar year.

                         COMPENSATION TABLE
NAME OF PERSON(1)(2)    AGGREGATE             TOTAL COMPENSATION
                        COMPENSATION          FROM
                        FROM TRUST            THE TRUST AND
                                                  THE FUND COMPLEX
David W.C. Putnam       $333.34               $3,000.00
Spencer H. LeMenager    $333.34               $3,000.00
J. Stephen Putnam       $333.34               $3,000.00


(1) Mr. David Y. Williams received no compensation from any of the Trusts in the Fund Complex.
(2) The Board Members do not receive any pension or retirement benefits as compensation for their services to the
   Trusts.


Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Trust is required for approval of the election of the above nominees to the Board of Trustees. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of the election of the nominees for Trustee listed in Proposal No. 1.

             APPROVAL OF SEPARATE INVESTMENT ADVISORY
                                AND
                     ADMINISTRATION CONTRACTS
                         (Proposal No. 2)

Background. The Trust is managed by the Investment Adviser pursuant to an Investment Advisory Contract (the "Current Contract") dated July 21, 1993, and subject to the authority of its Board of Trustees. The Investment Adviser is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, where the Trust's principal offices are also located.

The Current Contract was submitted to and approved by shareholders at a meeting held on July 21, 1993, for the purpose of approving the same. Pursuant to the Current Contract, the Investment Adviser manages the investments and affairs of the Trust and provides administrative services to the Trust as the Trust's Administrator, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment, clerical personnel and investment advisory, statistical and research facilities.

Under the Proposal, the investment advisory and the administrative services currently performed by the Investment Adviser under the Current Contract would be performed under two separate agreements between the Trust and the Investment Adviser. Specifically, all current investment advisory services would be performed under a new Investment Advisory Contract (the "Proposed Advisory Contract"), and all current administrative services would be performed under a new Administration Agreement (the "Proposed Administrative Agreement") (the Proposed Advisory Contract and the Proposed Administration Agreement are collectively referred to as the "Proposed Contracts"). The terms of each of the Proposed Contracts are substantially identical to the terms of the Current Contract.

Under the Proposed Contracts, such investment advisory and administrative services would continue to be performed by the same personnel currently performing such services for the Trust under the Current Contract as employees of the Investment Adviser Moreover, under the Proposed Contracts, there will be no change in the fees currently payable by the Trust to the Investment Advisor under the Current Contract. The Trust would continue to be responsible for all its expenses not assumed by the Investment Adviser under the Current Contract including, without limitation, the fees and expenses of the custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expense of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear expenses incurred in connection with the litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its Officers and Trustees with respect thereto.

The Proposed Investment Advisory Contract. The Current Contract, which originally would have expired on July 20, 1994, has been extended in accordance with its terms until July 21, 1999. If approved by the shareholders, the Proposed Advisory Contract would be effective as of the date of such approval and, like the Current Contract, may be extended from year to year if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for such purpose. The Proposed Advisory Contract is substantially identical to the Current Contract with respect to the provisions of investment advisory services to the Trust; the only material difference is that all purely administrative services under the Current Contract are deleted therefrom and will be performed by the Investment Adviser under the Proposed Administration Agreement. Amendments to the Proposed Advisory Contract require similar approval by the shareholders and "disinterested" Trustees. The Current Contract is terminable at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The Current Contract terminates automatically in the event of its assignment.

The Trust pays the Investment Adviser, as compensation under the Current Contract, a fee of 1 1/2% per annum of the average of the daily aggregate net values of the Trust computed as of the close of business of each business day. This fee would remain in effect under the Proposed Investment Advisory Contract. This fee is higher than that of most other investment companies. Such fee is payable not more frequently than monthly and not less frequently than quarterly. During the fiscal year ended December 31, 1997, the Trust paid an aggregate management fee of $86,010 to the Investment Adviser and pricing and bookkeeping fees in the amount of $18,500.

In addition to the Trust, the Investment Adviser also serves as investment adviser for the Anchor Capital Accumulation Trust, Anchor Gold and Currency Trust, Anchor International Bond Trust, and Anchor Resource and Commodity Trust. The management fees paid or to be paid to the Investment Adviser for each such Trust, equals 3/4 of 1% per annum of the average of the daily aggregate net values of the respective trusts' assets computed as of the close of business of each business day.

The Investment Adviser's Principal Executive Officer and Directors, including their respective addresses and principal occupations, are as follows:

        Luc E. Meeschaert, Chairman and Director; his principal occupation is being Chief Executive Officer of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A.; his address is 23 rue Drouot, 75009 Paris, France.

        David Y. Williams, President and Director; Mr. Williams is also a Trustee of the Trust and a Director and President of Meeschaert & Co., Inc., the Trust's principal underwriter; his address is 579 Pleasant Street, Paxton, Massachusetts 01612

Since November 14, 1990, the Investment Adviser has been 95% owned by Luc E. Meeschaert and 5% owned by David Y. Williams. All of such outstanding shares of stock of the Investment Adviser are voting shares with equal voting rights. Mr. Luc Meeschaert's address is 23 rue Drouot, 75009 Paris, France. Mr. Williams is the only Trustee of the Trust who, since January 1, 1989, owned any securities of, or had any other material direct or indirect interest in, the Investment Adviser, or any person controlling, controlled by or under common control with the Investment Adviser. As a shareholder of the Investment Adviser, Mr. Williams may indirectly benefit from any compensation paid to the Investment Adviser by the Trust.

The total brokerage commissions paid by the Trust for its fiscal year ended December 31, 1997, were $13,640. The only broker affiliated with the Trust,
Meeschaert & Co., Inc. (the "Distributor") received $10,190 in brokerage commissions during such fiscal year, representing 74.70% of the total commissions paid. The aggregate dollar value of transactions effected by the Trust on which commissions were paid during such fiscal year was $2,355,648. The dollar value of such transactions effected through the Distributor was $1,938,850, representing 83% of such total transactions.

Decisions to buy and sell securities for the Trust are made pursuant to recommendations by the Investment Adviser. The Trust, through the Investment Adviser, seeks to execute its transactions on the most favorable terms and in the most effective manner possible. To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's transactions may be executed through the Distributor, which is an affiliate of the Investment Adviser. In the event that this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor. In selecting among broker-dealer firms to execute its transactions, the Trust, through the Investment Adviser, may give consideration to those firms which have sole, or are selling, shares of the Trust. No persons acting on behalf of the Trust are authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction.

The Distributor is 50% owned by Luc E. Meeschaert and 50% owned by David Y. Williams. The Investment Adviser and the Distributor are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A. ("Societe D'Etudes"), one of France's largest privately-owned investment management firms. Societe D'Etudes was established in Roubaix, France, in 1935 by Emile C. Meeschaert, and presently manages, with full discretion, an aggregate amount of approximately $1.5 billion for about 8,000 individual (and institutional) customers with $250 million in French mutual funds managed by the organization. Luc E. Meeschaert is the Chief Executive Officer and a Director of Societe D'Etudes and owns approximately 70% of its outstanding shares, which in turn is the beneficial owner of 59.51% of the Trust's shares.

The Proposed Administration Agreement. Under the Proposed Administration Agreement, the Investment Adviser or its related assignees shall provide the following administrative services for the Trust which are performed by the Investment Adviser under the Current Contract: determination of the Trust's net asset value; compilation and maintenance of books and records; preparation of proxy materials and semi-annual reports; preparation of such financial or other information required for the Trust's reports to the Securities and Exchange
Commission and state regulators; responding to, or referring to the Trust's officers or transfer agents; shareholders' inquiries relating to the Trust; coordinating the Trust's Portfolio transactions and cash management with the Trust's custodian; and coordinating transfer agent, accounting, legal and other independent services for the Trust. Unlike the Current Contract, the Proposed Administration Agreement expressly permits the Investment Adviser to assign the performance of certain administrative services to a related administrative services company.

The Board of Trustees of the Trust, including a majority of the Disinterested Trustees, approved the terms of the Proposed Administration Agreement at a meeting held on March 19, 1998. True, complete and correct copies of the Proposed Investment Advisory Contract, the Proposed Administration Agreement and the Current Contract are attached hereto as Exhibit "A". The descriptions of such Contracts set forth herein are qualified in their entirety by reference to Exhibit A. The Board of Trustees determined at that meeting to submit the terms of the Proposed Contracts to the shareholders of the Trust for their approval. The Board considered, with its counsel, the quality of the investment advisory and administrative operations, shareholder servicing and distribution services which have been provided to the Trust and which would continue to be provided after the execution of the Proposed Contract by the same personnel, with no change in fee rates payable by the Trust to the Investment Adviser for such services. For the fiscal year ended December 31, 1997, the total administrative fees accrued or paid by the Trust to the Investment Adviser were $18,500. Based on these and other considerations, the Board unanimously recommended approval of the Proposed Contracts.

The Proposed Contracts will become effective on the date that shareholders approve the Proposed Contracts. The Proposed Contracts will remain in effect for 2 years after such effective date, and thereafter for successive annual periods as long as such continuance is approved at least annually by the Trustees or by the vote of a majority of the outstanding voting securities of the Trust. The Proposed Contracts are terminable at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the Trust's shares on 60 day's written notice or by the Investment adviser on 90 days' written notice.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Trust is required for approval of the Proposed Contract. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Proposed Contracts.



                 SELECTION OF INDEPENDENT AUDITORS
                         (Proposal No. 3)

           The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, has selected the firm of Livingston & Haynes, P.C. as independent auditors of the Trust for its fiscal year ending December 31, 1998. The Trust knows of no direct or indirect financial interest of such firm in the Trust. Such selection is subject to ratification or rejection by the shareholders of the Trust. In addition, the

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vote of the Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors. Representatives of Livingston & Haynes, P.C. are not expected to be present at the meeting of the shareholders.

           Livingston Haynes, P.C. also acts as independent auditors for the Investment Adviser and all the other investment companies for which the Investment Adviser acts as investment adviser. The fees received by Livingston & Haynes, P.C. from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Trust. The Board of Trustees of the Trust considered the fact that Livingston & Haynes, P.C. has been retained as the independent auditors of the Investment Adviser and the other entities described above in its evaluation of the independence of Livingston & Haynes, P.C. with respect to the Trust.

           Vote Required. An affirmative vote of the holders of a "majority" of the outstanding voting securities of the Trust is required for approval of this Proposal. The requirements for such "majority" vote under the Investment Company Act are the same as those described above for Proposal No. 1. The Board of Trustees recommends a vote in favor of approving this Proposal.


                      ADDITIONAL INFORMATION

                 RECEIPT OF SHAREHOLDER PROPOSALS

The Trust is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders. Under the Security Exchange Commission's proxy rules, shareholder proposals which meet certain conditions may be included in the Trust's proxy statement and proxy for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Trust shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal submitted for inclusion in the Trust's proxy material for the next meeting after the meet to which this proxy statement relates must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

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                          OTHER BUSINESS

Management of the Trust knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                    By   Order   of  the   Board   of
                                    Trustees,
                                    /s/ DAVID W.C. PUTNAM
                                    David W.C. Putnam, Secretary
May 29, 1998


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------------------------------------------------------------------------
                                 PROXY
------------------------------------------------------------------------

                     ANCHOR STRATEGIC ASSETS TRUST

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
            Special Meeting of Stockholders - June 22, 1998

The undersigned hereby appoints David W. C. Putnam, Christopher Y. Williams, and Peter K. Blume, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Anchor Strategic Assets Trust which the undersigned is entitled to vote at the Special Meeting of Stockholders of Anchor Strategic Assets Trust to be held on June 22, 1998 at 12:05 p.m., at Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts 01608, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES AND/OR ON THE LINE PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CASE FOR PROPOSALS (1), (2) AND (3).

1.  The election of   FOR all nominees          WITHHOLD AUTHORITY       [__]
   trustees:          [__]                      to vote for all nominees
                      listed below (except      below
                      as marked to the
                      contrary below)

NOMINEES:  Ernest Butler, Jr. and Maurice A. Donahue.

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------

2.  Proposal to Approve Investment Advisory Contract     FOR  [__] AGAINST
[__]   ABSTAIN   [__]                     and Administration Agreement with
Anchor
   Investment Management Corporation

3.  Ratification of the selection of Livingston & Haynes,     FOR  [__]
AGAINST   [__]   ABSTAIN   [__]
   P.C. as independent certified public accountants of the Trust for its fiscal year ending December 31, 1998.

4.  In their discretion on any other business which may  FOR  [__] AGAINST
[__]   ABSTAIN   [__]
   properly come before the meeting or any
   adjournments thereof.

                                    Please  sign  exactly  as your name or names
                                    appear at left.  When  signing as  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give your full title as such.


                                    -----------------------------------------
                                               (Signature of Stockholder)


                                    ----------------------------------------
                                            (Signature of joint owner, if any)

                                      Date
                                    ----------------------------------, 1998

             PLEASE SIGN AND RETURN PROMPLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

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